EXHIBIT 10.2

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this 19th day of March 2007, by and among  Zi Corporation, a corporation incorporated under the laws of the Province of Alberta, Canada (the “Company”), having an address at 2100, 840 - 7th Avenue SW, Calgary, Alberta T2P 3G2, Midtown Partners & Co., LLC, a Florida limited liability company (“Placement Agent”), having an address at 4902 Eisenhower Blvd., Suite 185, Tampa, Florida 33634, and Signature Bank (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, NY 10016.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement, to be entered into on or about March 23rd, 2007 (the “Purchase Agreement”), as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company desires to sell (the “Offering”) up to $10,000,000, in the aggregate, of securities of the Company; and

WHEREAS, unless the Company consummates the Offering by March 30, 2007 (the “Termination Date”), the Offering shall terminate and all funds shall be returned to the Purchasers (as defined below) in the Offering; and

WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Placement Agent shall instruct purchasers introduced to the Company by Placement Agent (the “Purchasers”) to deposit checks and other instruments for the payment of money made payable to the order of “Signature Bank as Escrow Agent for Zi Corporation” and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, each of the Company and Placement Agent, severally and not jointly, represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, Placement Agent warrants to the Escrow Agent that a copy of each document that has been delivered to Purchasers and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1.

Delivery of Escrow Funds.

(a)

Placement Agent shall instruct Purchasers to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for Zi Corporation” or wire transfer to Signature Bank, 261 Madison Avenue, New York, NY 10016, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for Zi Corporation, Account No. 1500892052, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment.  In the event any Purchaser’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Purchaser, then Placement Agent agrees to promptly provide Escrow Agent with such information in writing.  The checks or wire transfers shall be deposited into a non interest-bearing account at Signature Bank entitled “Signature Bank, as Escrow Agent for Zi Corporation” (the “Escrow Account”).

(b)

The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds”.

(c)

The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.  If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Purchaser and advise the Company and Placement Agent promptly thereof.

2.

Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)

In the event that, during the period from the date hereof through the Termination Date, both the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Purchaser to said Purchaser without interest, deduction or offset.

(b)

 Provided that the Escrow Agent does not receive the Termination Notice in accordance with paragraph 2(a), the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A attached hereto or in form and substance satisfactory to the Escrow Agent, from the Company and Placement Agent on the Closing Date (or a reasonable time thereafter), pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer in United States dollars within one (1) business day of receipt of such written instructions.

(c)

If, by 3:00 p.m. New York City time on the Termination Date, the Escrow Agent has not received written instructions from the Company and Placement Agent regarding the disbursement of the Escrow Funds, then the Escrow Agent shall promptly return the Escrow Funds to the Purchasers without interest, deduction or offset.  The Escrow Funds returned to each Purchaser shall be free and clear of any and all claims of the Escrow Agent.

(d)

Following the distribution of the Escrow Funds by the Escrow Agent in accordance with (c) of this Section 2 through the Termination Date, the Escrow Agent shall from time to time distribute any additional Escrow Funds, by wire transfer or bank check, in accordance with written instructions received from the Placement Agent and the Company in the form of Exhibit A or in form and substance satisfactory to the Escrow Agent, such payment or payments to be made by wire transfer in United States dollars within one (1) business day of receipt of such written instructions.

(e)

The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(f)

If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Banking Day, then such date shall be the Banking Day that immediately precedes that date. A Banking Day is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be opened.

3.

Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)

The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Placement Agent may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)

The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)

Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)

In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)

The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.

Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Placement Agent and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing Purchasers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

5.

Termination.  The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice.  In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Signature Bank shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

6.

Investment.  All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at Signature Bank.

7.

Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $2,500, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall pay such amounts prior to or at any such closing.

8.

Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received (or, in the case of prepaid registered or certified mail, return receipt requested, when delivery is refused if such is the case) if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Placement Agent:

Midtown Partners & Co., LLC

4902 Eisenhower Blvd., Suite 185

Tampa, Florida 33634

Attention: Bruce Jordan

Fax: (561) 892-8040

If to the Company:

Zi Corporation

2100, 840 - 7th Avenue SW
Calgary, Alberta
Canada T2P 3G2

Attention: Blair Mullin, Chief Financial Officer

Fax: (403) 233-8878

If to Escrow Agent:

Signature Bank

261 Madison Avenue

New York, NY 10016

Attention: Cliff Broder, Group Director and Senior Vice President

Fax: (646) 822-1359

9.

General.

(a)

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles.

(b)

This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)

All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)

This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)

If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)

This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

10.

Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

ZI CORPORATION	MIDTOWN PARTNERS & CO., LLC

By: /s/ Blair Mullin	By: /s/Bruce Jordan
Name: Blair Mullin	Name: Bruce Jordan
Title: Chief Financial Officer	Title: President

SIGNATURE BANK

By: /s/ Cliff Broder
Name: Cliff Broder
Title: Senior VP

By: /s/ Steven Deneff
Name: Steven Deneff
Title: Vice President

Schedule I

OFFERING DOCUMENTS

Securities Purchase Agreement, dated as of March 23rd, 2007, among Zi Corporation and each purchaser identified on the signature pages thereto, and all exhibits and schedules thereto.

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.

ZI CORPORATION

Name		True Signature

Blair Mullin		/s/ Blair Mullin

MIDTOWN PARTNERS & CO., LLC

Name		True Signature

Bruce Jordan		/s/ Bruce Jordan

Exhibit A

FORM OF ESCROW RELEASE NOTICE

Date: ___________, 2007

Signature Bank

261 Madison Avenue

New York, NY 10016

Attention: Cliff Broder, Group Director & Senior Vice President

Dear Mr. Broder:

In accordance with the terms of paragraph 2(b) and 2(d) of the Escrow Deposit Agreement, dated as of March __, 2007, by and between Zi Corporation (the "Company"), Signature Bank (the "Escrow Agent") and Midtown Partners & Co., LLC ("Placement Agent"), the Company and Placement Agent hereby notify the Escrow Agent that the closing will be held on ________, 2007 for gross proceeds of $__________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

Zi Corporation:

$_____________

Midtown Partners & Co., LLC:

$______________

Feldman Weinstein & Smith LLP:

$______________

Signature Bank:

$2,500

Very truly yours,

Zi Corporation

By: _____________

Name:

Title:

Midtown Partners & Co., LLC

By: _____________

Name:

Title: